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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 12, 1998

                          RACING CHAMPIONS CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Delaware
               ----------------------------------------------
               (State or other jurisdiction or incorporation)

         0-22635                               36-4088307
   --------------------                    ------------------
   (Commission File                       (I.R.S. Employer I.D.
        Number)                                 Number)


      800 Roosevelt Road
     Building C, Suite 320
     Glen Ellyn, Illinois                         60137
   --------------------                    ------------------
     (Address of Principal                     (Zip Code)
      Executive Offices)


                       630-790-3507
   ---------------------------------------------------
   (Registrant's telephone number; including area code)








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

     The following financial statements are filed herewith to supplement the financial statements previously filed pursuant to Item 7 in the Form 8-K report of Racing Champions Corporation filed with the Securities and Exchange Commission on June 29, 1998.

     (a) Financial statements of business acquired.

     The following financial statements are included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 0-22635), and are incorporated herein by reference: (1) the unaudited consolidated balance sheet of the Company at June 30, 1998 and December 31, 1997; (2) the unaudited consolidated statements of income of the Company for the three months ended June 30, 1998 and 1997 and for the six months ended June 30, 1998 and 1997; (3) the unaudited consolidated statements of cash flows of the Company for the six months ended June 30, 1998 and 1997; and (4) the notes to unaudited consolidated financial statements. All of these financial statements give effect to the merger, which was accounted for as a pooling-of-interests.

     (b) Pro forma financial information.

     No additional pro forma financial information is required.











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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Racing Champions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     RACING CHAMPIONS CORPORATION

Date: August 26, 1998

                                     BY    /s/ ROBERT E. DODS
                                       -----------------------------------------
                                         Robert E. Dods, Chief Executive Officer